                                                                    EXHIBIT 10.7

                        AMENDMENT TO THE TRUST AGREEMENT

         This Amendment (the "Amendment") to the Trust Agreement dated as of July 1, 2003 (the "Trust Agreement") is entered into as of September 2, 2003 (the "Amendment Effective Date") by and among Royal Indemnity Company, a Delaware property and casualty insurance company ("RIC"), Royal Surplus Lines Insurance Company, a Delaware property and casualty insurance company ("RSLIC"), Landmark American Insurance Company, an Oklahoma property and casualty insurance company ("Landmark"), RSUI Indemnity Company, f/k/a Underwriters Reinsurance Company, a New Hampshire property and casualty insurance company (together with its successors and assigns, the "Grantor"), and LaSalle Bank National Association, a national banking association (hereinafter referred to as "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Trust Agreement.

                                   WITNESSETH

         WHEREAS, the Grantor, RIC, RSLIC, Landmark and the Trustee desire that, as of the Amendment Effective Date, Landmark shall no longer be a Beneficiary to the Trust Agreement.

         NOW THEREFORE, the Grantor, RIC, RSLIC, Landmark and the Trustee, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

SECTION 1. AMENDMENT TO THE TRUST AGREEMENT

         Subject to the terms and conditions set forth herein, the parties hereto agree as follows:

         (i) As of the Amendment Effective Date, Landmark shall no longer be a Beneficiary to the Trust Agreement.

         (ii) Section 3.4 of the Trust Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 3.4 Conversion to Regulation 114 Trust. In the event that RIC or RSLIC is unable to take financial statement credit for the reinsurance provided under the Quota Share Reinsurance Agreement to which it is a party, the parties hereto shall agree to either (i) convert this Trust Agreement to a trust agreement in form and substance satisfactory to the parties, in compliance with New York Insurance Regulation 114 or (ii) remove RIC or RSLIC, as the case may be, as a party to this Trust Agreement (with a corresponding adjustment to the Required Balance hereunder), with the Grantor providing RIC or RSLIC, as the case may be, a trust, in form and substance satisfactory to such party and the Grantor, in compliance with New York Insurance Regulation 114 in order to permit such party to take full financial statement credit for the reinsurance provided under the Quota Share Reinsurance Agreement to which it is a party and the transfer to such trust of Assets in an amount equal to the portion of the Required Balance related to the obligations to such party."

         (iii) Section 7.2 of the Trust Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 7.2 Appointment as Agent. Solely for the purpose of effectuating the grant set forth in Section 7.1, RSLIC hereby appoints RIC as agent, and RIC hereby accepts the appointment."

         (iv) Section 8.6 of the Trust Agreement is hereby amended by deleting "William W. Rosenblatt, Esq." as a person to whom notices to Grantor shall be copied.

SECTION 2. MISCELLANEOUS

         (i) Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or modifications of any provision of the Trust Agreement. Except as expressly amended hereby, the Trust Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Trust Agreement, the terms "Trust Agreement," "herein," "hereof," "hereinafter," "hereto" and words of similar import shall, unless the context otherwise requires, mean the Trust Agreement as amended by the Amendment.

         (ii) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

ROYAL INDEMNITY COMPANY

       /s/ Roderick P. Hoover, Jr.
       --------------------------------
By:    Roderick P. Hoover, Jr.
Title: Vice President
DATE:  September 2, 2003

                                      Attest: /s/ Judy S. Spitzer
                                              ---------------------------
                                      By:     Judy S. Spitzer
                                      Title:  Assistant Secretary
                                      DATE:   September 2, 2003

ROYAL SURPLUS LINES INSURANCE COMPANY

       /s/ Roderick P. Hoover, Jr.
       --------------------------------
By:    Roderick P. Hoover, Jr.
Title: Vice President
DATE:  September 2, 2003

                                      Attest: /s/ Judy S. Spitzer
                                              ---------------------------
                                      By:     Judy S. Spitzer
                                      Title:  Assistant Secretary
                                      DATE:   September 2, 2003


LANDMARK AMERICAN INSURANCE COMPANY

       /s/ David E. Leonard
       --------------------------------
By:    David E. Leonard
Title: Executive Vice President
DATE:
       ------------------------
                                      Attest: /s/ Peter R. Sismondo
                                             ----------------------------
                                      By:    Peter R. Sismondo
                                      Title: Secretary
                                      DATE:
                                             -----------------
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

RSUI INDEMNITY COMPANY f/k/a
UNDERWRITERS REINSURANCE COMPANY

      /s/ David E. Leonard
       --------------------------------
By:    David E. Leonard
Title: Executive Vice President
DATE:
       ------------------------



                                      Attest: /s/ Peter R. Sismondo
                                              ---------------------------
                                      By:    Peter R. Sismondo
                                      Title: Secretary
                                      DATE:
                                             -----------------

LASALLE BANK NATIONAL ASSOCIATION

       /s/ James M. Feldman
       --------------------------------
By:    James M. Feldman
Title: GSVP
DATE:
       ----------------

                                      Attest: /s/ John Deutsch
                                              ---------------------------
                                      By:    John Deutsch
                                      Title: Senior VP
                                      DATE:
                                             ------------

LASALLE BANK NATIONAL ASSOCIATION

                                      (AS SECURITIES INTERMEDIARY UNDER
                                      ARTICLE VII OF THE TRUST AGREEMENT)


       /s/ James M. Feldman
       --------------------------------
By:    James M. Feldman
Title: GSVP
DATE:
       ----------------




                                      Attest: /s/ John Deutsch
                                              ---------------------------
                                      By:    John Deutsch
                                      Title: Senior VP
                                      DATE:
                                             ------------


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